                            SCHEDULE 14C INFORMATION
                Information Statement Pursuant to Section 14(c)
            of the Securities Exchange Act of 1934 (Amendment No. )

Check the appropriate box:

[X] Preliminary Information Statement

[_] Confidential, for Use of the Commission Only (as permitted by
    Rule 14c-5(d)(2))

[_] Definitive Information Statement


                                  Engage, Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required

     [_] Fee computed on table below per Exchange Act Rules 14-c5(g) and O-11

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

         5) Total fee paid:

            --------------------------------------------------------------------

     [_] Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act
         Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount previously Paid:

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         2) Form Schedule or Registration Statement No.:

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         3) Filing Party:

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         4) Date Filed:

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

                                 ENGAGE, INC.
                             100 Brickstone Square
                         Andover, Massachusetts 01810
                                (978) 684-3884

                               -----------------

                      NOTICE OF ACTION TAKEN PURSUANT TO
                      THE WRITTEN CONSENT OF STOCKHOLDERS

                               -----------------

   This notice and the accompanying Information Statement are being furnished to the stockholders of Engage, Inc., a Delaware corporation (the "Company"), in connection with the prior approval by the Board of Directors of the Company, and receipt by the Company on February 28, 2002 of the written consent of CMGI, Inc., a stockholder of the Company owning a majority of the Company's outstanding voting securities, of the following corporate actions:

    1. approval of the issuance of shares of the Company's Common Stock that may be issued upon the conversion of two secured convertible promissory notes issued to CMGI, Inc.;

   2. authorization for the Board of Directors, in its sole discretion, to amend the Company's Second Amended and Restated Certificate of Incorporation to effect a 1-for-5 reverse stock split of the issued and outstanding shares of the Company's Common Stock without further approval or authorization of the Company's stockholders;

   3. authorization for the Board of Directors, in its sole discretion, to amend the Company's Second Amended and Restated Certificate of Incorporation to effect a 1-for-10 reverse stock split of the issued and outstanding shares of the Company's Common Stock without further approval or authorization of the Company's stockholders; and

   4. authorization for the Board of Directors, in its sole discretion, to amend the Company's Second Amended and Restated Certificate of Incorporation to effect a 1-for-15 reverse stock split of the issued and outstanding shares of the Company's Common Stock without further approval or authorization of the Company's stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

   Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by
Section 228 of the Delaware General Corporation law of the taking of a corporate action without a meeting by less than unanimous written consent of the stockholders of the Company.

                                          By Order of the Board of Directors,


                                          /s/ Daniel M. Carroll
                                          Daniel M. Carroll,
                                          Secretary

Andover, Massachusetts
March 16, 2002

                                 ENGAGE, INC.
                             100 Brickstone Square
                         Andover, Massachusetts 01810

                               -----------------

                             INFORMATION STATEMENT

                               -----------------

                   WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                     ARE REQUESTED NOT TO SEND US A PROXY.

General

   This Information Statement is furnished by Engage, Inc., a Delaware corporation (the "Company"), in connection with the prior approval by the Board of Directors of the Company, and receipt by the Company on February 28, 2002 of approval by written consent of CMGI, Inc., a stockholder of the Company owning a majority of the Company's outstanding voting securities, of the following corporation actions:

    1. approval of the issuance of shares of the Company's Common Stock that may be issued upon the conversion of two secured convertible promissory notes issued to CMGI, Inc.;

    2. authorization of the Board of Directors, in its sole discretion, to amend the Company's Second Amended and Restated Certificate of Incorporation to effect a 1-for-5 reverse stock split of the issued and outstanding shares of the Company's Common Stock without further approval or authorization of the Company's stockholders;

    3. authorization of the Board of Directors, in its sole discretion, to amend the Company's Second Amended and Restated Certificate of Incorporation to effect a 1-for-10 reverse stock split of the issued and outstanding shares of the Company's Common Stock without further approval or authorization of the Company's stockholders; and

    4. authorization of the Board of Directors, in its sole discretion, to amend the Company's Second Amended and Restated Certificate of Incorporation to effect a 1-for-15 reverse stock split of the issued and outstanding shares of the Company's Common Stock without further approval or authorization of the Company's stockholders.

   This Information Statement is being provided pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to inform holders of the Company's Common Stock entitled to vote or give an authorization or consent in regard to the matters acted upon by written consent. This Information Statement is being mailed on or about March 16, 2002, to the Company's stockholders of record as of February 28, 2002 (the "Record Date"). The Company anticipates that the actions will take effect on April 5, 2002.

Reason for the Written Consent

   The Company previously mailed to its stockholders a Proxy Statement, dated February 20, 2002 (the "Proxy Statement"), in connection with its Annual Meeting that was to be held on March 15, 2002. The Proxy Statement included proposals relating to the matters that were included in the written consent delivered by CMGI to the Company. On February 26, 2002, a purported class action lawsuit was filed against the Company, CMGI, Inc. and each member of the Board of Directors of the Company. This suit alleges, that CMGI has unfairly manipulated the Company to enter into transactions that unfairly favor CMGI and that CMGI and the Company's Board of Directors have breached their fiduciary duties to the Company and its minority stockholders by (i) approving and entering into the secured convertible notes that the Company issued to CMGI in October 2001 (the "Notes") on terms that were "grossly unfair" to the Company and the minority stockholders, (ii) approving and recommending to the Company's stockholders the approval of the proposal in the Proxy Statement relating to the issuance of the Company's Common Stock in connection with conversion of the Notes and (iii) approving and recommending to the Company's stockholders the approval of the proposals in the Proxy Statement relating to a potential reverse stock split of the Company's Common Stock in order to avoid delisting of the Company's Common Stock from Nasdaq. The suit also alleges that the disclosure in the Proxy Statement with respect to these proposals was materially misleading and incomplete. The Company and CMGI both believe there is no merit to the complaint.

   In connection with this lawsuit the plaintiffs were also seeking an injunction to prevent approval of these proposals at the Annual Meeting. On February 28, 2002, the Delaware Court of Chancery denied a request by the plaintiffs for a preliminary injunction hearing and denied a request to allow expedited discover in the lawsuit prior to the Annual Meeting. However, prior to the ruling of the Delaware Court of Chancery, CMGI, as the Company's majority stockholder, delivered to the Company a written consent pursuant to Delaware corporate law approving these matters. CMGI has issued a public statement that it believes that approval of these matters is in the best interest of the Company and all of its stockholders and that by delivering the written consent it has eliminated the risk of any delay in approval of these matters, which could be detrimental to the Company.

Voting

   The Company is not seeking consent, authorizations or proxies from you.
Section 228 of the Delaware General Corporation Law ("Section 228") provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. As of the Record Date, the Company had 196,638,636 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. On the Record Date, CMGI held 148,417,802 shares, or approximately 75%, of the Company's Common Stock. Accordingly, the matters approved by CMGI by written consent on the Record Date have been approved under
Section 228 and require no further stockholder action.

Notice pursuant to Section 228

   Pursuant to Section 228, the Company is also required to provide prompt notice of the taking of a corporate action by written consent to the stockholders who have not consented in writing to such action. This Information Statement also serves as the notice required by Section 228.

Dissenters' Rights of Appraisal

   The Delaware General Corporation law does not provide dissenters' rights of appraisal to the Company's stockholders in connection with the matters approved by written consent.

                 APPROVAL OF ISSUANCE OF COMMON STOCK THAT MAY
           BE ISSUED UPON THE CONVERSION OF TWO NOTES ISSUED TO CMGI

The Notes

   On October 4, 2001, the Company issued to CMGI two secured convertible promissory notes. The first of these notes ("Note 1") was issued in consideration for an agreement from CMGI to loan the Company $8,000,000. Note 1 bears interest at 7.5%. The principal is payable upon demand, but no earlier than August 1, 2002, or earlier upon an event of default. Interest is compounded and payable quarterly in arrears on October 31, January 31, April 30 and July 31 of each year until the note is paid in full. Interest payments for the quarters ending October 31, 2001, January 31, 2002, April 30, 2002 and July 31, 2002 are deferred and become payable on August 1, 2002. Unpaid principal and interest on Note 1 is convertible, at CMGI's election, into shares of the Company's Common Stock at a conversion price initially equal to $0.25 per share. This conversion price, however, is subject to weighted average antidilution protection whereby the conversion price may be adjusted downward if the Company issues Common Stock in the future at a per share price less than the then current market price, which is defined in the note as the average of the daily closing prices of the Company's Common Stock for the five consecutive trading days selected by the Company's Board of Directors commencing not more than 20 trading days before, and ending not later than the date immediately preceding the date of issuance. Note 1 is collateralized by substantially all of the Company's assets.

   The Company has also agreed with CMGI to structure any intercompany debt incurred by the Company to CMGI between October 1, 2001 and July 31, 2002 under a second secured convertible promissory note ("Note 2," and together with Note 1, the "Notes"). Note 2 was amended in February 2002 and also bears interest at 7.5%. The principal is payable upon demand, but no earlier than August 1, 2002, or earlier upon an event of default. Interest is compounded monthly and payable quarterly in arrears on October 31, January 31, April 30 and July 31 of each year until the note is paid in full. Interest payments for the quarters ending October 31, 2001, January 31, 2002, April 30, 2002 and July 31, 2002 are
deferred and become payable on August 1, 2002. Unpaid principal and interest on
Note 2 is also convertible, at CMGI's election, into shares of the Company's Common Stock. Under Note 2, the conversion price for the intercompany debt incurred by the Company and the interest accrued on outstanding debt each calendar month is based on the closing price of the Company's Common Stock on the last trading day of such calendar month. The conversion prices for Note 2, however, are also subject to weighted average antidilution protection whereby the conversion prices may be adjusted downward if the Company issues Common Stock in the future at a per share price less than the then current market price, as defined above. Note 2 is also collateralized by substantially all of the Company's assets.

Nasdaq Stockholder Approval Requirement

   The rules of The Nasdaq Stock Market require stockholder approval prior to the sale, issuance or potential issuance of the Company's Common Stock equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the Common Stock. The exact number of shares of the Company's Common Stock that may be issued upon conversion of the Notes cannot currently be determined because the number of shares issuable is dependent upon future events, principally consisting of (i) potential adjustments to the conversion prices of the Notes,
(ii) the timing and extent of conversion elections by CMGI and (iii) the amount of intercompany debt incurred by the Company to CMGI prior to July 31, 2002. In addition, the antidilution protection with respect to the Notes and the manner in which the conversion price is determined for Note 2 could result in the Company issuing shares of its Common Stock at a price per share less than $0.24 per share, the market value of the Company's Common Stock as of October 4, 2001 (which was greater than the book value of the Common Stock at the time).

   In addition, because Note 2 may be issued with respect to services provided by CMGI to the Company, it is possible that Nasdaq would find that stockholder approval for Note 2 is also required under a Nasdaq rule that requires stockholder approval prior to the sale, issuance or potential issuance of the Company's Common Stock that could result in an increase in outstanding Common Stock or voting power of 5% or more in connection with the acquisition of the assets of another company if any director, officer or substantial shareholder has a direct or indirect 5% or greater interest in the company whose assets are being acquired. Accordingly, because David Wetherell, a director of Engage, owns more than 5% of the outstanding CMGI common stock, it is possible that Nasdaq may take the position that shareholder approval of Note 2 is required under this rule.

   By written consent dated February 28, 2002, CMGI, the Company's majority stockholder, approved the issuance of the shares of the Company's Common Stock that may be issued upon conversion of the Notes.


   AUTHORIZATION FOR THE BOARD OF DIRECTORS, IN ITS SOLE DISCRETION, TO AMEND THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-5 REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY'S STOCKHOLDERS

   On January 22, 2002, the Company's Board of Directors adopted resolutions,
(i) declaring the advisability of a reverse stock split, subject to stockholder approval, of either 1-for-5, 1-for-10 or 1-for-15, (ii) amending the Company's Certificate of Incorporation, to effect a reverse stock split, subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect a reverse stock split, without further approval or authorization of the Company's stockholders, at any time prior to the next Annual Meeting of stockholders. By written consent dated February 28, 2002, CMGI, the Company's majority stockholder, has authorized the Company's Board of Directors, in its sole discretion, to amend the Company's Certificate of Incorporation to effect either a 1-for-5, 1-for-10 or 1-for-15 reverse stock split of the issued and outstanding shares of the Company's Common Stock without further approval or authorization of the Company's stockholders. Accordingly, the Board of Directors may effect, in its sole discretion at any time prior to the next Annual Meeting, any one of the approved reverse stock splits based on its determination of which reverse stock split will result in the greatest marketability and liquidity of the Company's Common Stock.

   Any one of the three approved reverse stock splits could become effective on any date selected by the Board of Directors prior to the Company's next Annual Meeting of stockholders. The Board of Directors may only effect one of the three approved reverse stock splits. If the Board elects to effect one of the three reverse stock splits, at the effective time of the split, the two other approved proposals would be deemed abandoned, without any further effect. Moreover, the Board of Directors reserves the right to forego or postpone effecting a reverse stock split if such action is determined not to be in the best interests of the Company and its stockholders. If none of the approved reverse stock splits is implemented by the Board of Directors and effected by the next Annual Meeting of stockholders, all such proposals will be deemed abandoned, without any further effect. In such case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

   In the event the Company's Board of Directors implements one of the approved reverse stock splits prior to the next Annual Meeting of stockholders, it intends to effect the split with a ratio that will most closely approximate a fair market value of $4.00 per share of the Company's Common Stock, based on the closing bid price for the Company's Common Stock on the Nasdaq National Market. Contingent on implementation by the Board of Directors, upon filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, a reverse stock split will be effective.

Reasons for the Reverse Stock Split

   The reason for the reverse stock split is to increase the per share market price of the Company's Common Stock. On July 25, 2001, the Company received a notice from the Nasdaq National Market that the Company's Common Stock had failed to maintain the required minimum bid price of $1.00 for a period of 30 consecutive trading days. As a result, Nasdaq provided the Company 90 calendar days, or until October 23, 2001, to regain compliance with this requirement or face delisting from trading on Nasdaq. On September 27, 2001, Nasdaq announced that it had suspended the minimum bid price requirement for continued listing until January 2, 2002. On December 12, 2001, Nasdaq announced that it was reinstating the minimum bid price requirement effective as of January 2, 2002 and on February 14, 2002, the Company received a notice from Nasdaq that its Common Stock had failed to maintain the required minimum closing bid price of $1.00 per share for a period of 30 consecutive trading days. As a result, Nasdaq has provided the Company 90 calendar days, or until May 15, 2002, to regain compliance with this requirement or be delisted from trading. Accordingly, the Board of Directors believes that it is in the best interests of the Company and its stockholders that it be in a position to quickly effect a reverse stock split that would have the effect of increasing, proportionately, the trading price of the Company's Common Stock to a price per share high enough to satisfy this Nasdaq listing requirement.

   The Board of Directors also believes that the current low per share market price of the Company's Common Stock has had a negative effect on the marketability of its Common Stock, the amount and percentage of transaction costs paid by individual stockholders and the potential ability of the Company to raise capital by issuing additional shares of its Common Stock. The Board believes there are several reasons for these effects, including:

      (i) many institutional investors have internal policies preventing the purchase of low-priced stocks;

      (ii) certain policies and practices of broker/dealers discourage individual brokers within those firms from dealing in low-priced stocks; and

      (iii) because the brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of the Company's Common Stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the Company's share price were substantially higher.

   The Board of Directors anticipates that a reverse stock split of either 1-for-5, 1-for-10 or 1-for-15 will result in a trading price for the Company's Common Stock in excess of $1.00 per share. The Board also believes that the decrease in the number of shares of the Company's Common Stock outstanding as a consequence of a reverse stock split, and the anticipated increase in the price of the Company's Common Stock, could encourage interest in the Company's Common Stock and possibly promote greater liquidity for the Company's stockholders, although such liquidity could be adversely affected by the reduced number of shares outstanding after a reverse stock split. In addition, although any increase in the market price of the Company's Common Stock resulting from a reverse stock split may be proportionately less than the decrease in the number of outstanding shares, a reverse stock split could result in a market price for the Company's Common Stock that will be high enough to overcome the reluctance, policies and practices of brokers and investors referred to above and to diminish the adverse impact of trading commissions on the market for the shares.

   There can be no assurances, however, that the foregoing events will occur, or that the market price of the Company's Common Stock immediately after a reverse stock split will be maintained for any period of time. Moreover, there can be no assurance that the market price of the Company's Common Stock after a reverse stock split will adjust to reflect the exchange ratio or that the market price following a reverse stock split will either exceed or remain in excess of the current market price. There can also be no assurance that the Company will be able to maintain the listing of its Common Stock on Nasdaq even if a reverse stock split results in a bid price for the Company's Common Stock that exceeds $1.00 per share.

Principal Effects of a 1-for-5 Reverse Stock Split

   If the Board of Directors elects to effect a 1-for-5 split prior to the next Annual Meeting of stockholders, then each share of the Company's Common Stock outstanding as of the record date chosen by the Board will, immediately and automatically be changed, as of the effective date of the reverse stock split, into one fifth (1/5) of a share of the Company's Common Stock. In addition, the number of shares of the Company's Common Stock subject to outstanding options, warrants and other convertible securities issued by the Company will be reduced by a factor of five, and the exercise or conversion price thereof will be proportionately increased by a factor of five. No fractional shares of the Company's Common Stock will be issued in connection with a reverse stock split. Holders of the Company's Common Stock who would otherwise receive a fractional share of the Company's Common Stock pursuant to a reverse stock split will receive cash in lieu of the fractional share as explained more fully below. The par value of the Company's Common Stock would remain unchanged at $.01 per share, and the number of authorized shares of the Company's Common Stock would remain unchanged.

   If the Board of Directors elects to effect a 1-for-5 split prior to the next Annual Meeting of stockholders, the Board of Directors will fix a record date for determination of shares subject to the split. As of the date of this Information Statement, the Board of Directors had not fixed a record date for a reverse stock split. As of February 28, 2002, there were 196,638,636 shares of the Company's Common Stock issued and outstanding. If additional shares of the Company's Common Stock are issued or redeemed, the actual number of shares issued and outstanding before and after a reverse stock split will increase or decrease accordingly.

   Because the reverse stock split will apply to all issued and outstanding shares of the Company's Common Stock and outstanding rights to purchase the Company's Common Stock or to convert other securities into the Company's Common Stock, a reverse stock split will not alter the relative rights and preferences of existing stockholders. Because the number of authorized shares of the Company's Common Stock would remain unchanged, the amendment will, however, effectively increase the number of shares of the Company's Common Stock available for future issuances by the Board of Directors.

   If the Board of Directors elects to effect a 1-for-5 split prior to the next Annual Meeting of stockholders, some stockholders may consequently own less than one hundred shares of the Company's Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following a reverse stock split may be required to pay moderately higher transaction costs should they then determine to sell their shares of the Company's Common Stock.

   Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or By-Laws to dissent from the reverse stock split or to dissent from the payment of cash in lieu of issuing fractional shares.

Cash Payment in Lieu of Fractional Shares

   If the Board of Directors elects to effect a reverse stock split prior to the next Annual Meeting of stockholders, no fractional shares will be issued as a result. In lieu of any fractional shares to which a holder of the Company's Common Stock would otherwise be entitled as a result of the reverse stock split, the Company shall pay cash equal to such fractional share multiplied by the average of the high and low trading prices of the Common Stock (as adjusted to reflect the reverse stock split) during regular trading hours for the five trading days immediately preceding the effective time of the reverse stock split, which amount is hereby determined to equal the fair market value of the Common Stock at the effective time of the reverse stock split.

Federal Income Tax Consequences

   The following description of the material federal income tax consequences of the reverse stock split is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. The Company has not sought and will not seek an opinion of counsel or a ruling from the Internal

Revenue Service regarding the federal income tax consequences of the reverse stock split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.

   In general, the federal income tax consequences of the reverse stock split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of the Company's Common Stock in exchange for their old shares of the Company's Common Stock. The Company believes that because the reverse stock split is not part of a plan to increase periodically a stockholder's proportionate interest in the Company's assets or earnings and profits, the reverse stock split will likely have the following federal income tax effects:

   . A stockholder who receives solely a reduced number of shares of the Company's Common Stock will not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of the Company's Common Stock will equal the stockholder's basis in its old shares of the Company's Common Stock.

   . A stockholder who receives cash in lieu of a fractional share as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. Generally, a stockholder receiving such a payment would recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the fractional share. In the aggregate, such a stockholder's basis in the reduced number of shares of the Company's Common Stock will equal the stockholder's basis in its old shares of the Company's Common Stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash.

   . The Company will not recognize any gain or loss as a result of the reverse stock split.

Board Discretion to Implement the Reverse Stock Split

   The Board of Directors may, in its sole discretion, at any time prior to the next Annual Meeting of stockholders, authorize the 1-for-5 reverse stock split and file the amendment to the Company's Certificate of Incorporation attached to this Information Statement as Annex A with the Delaware Secretary of State. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for the Company's Common Stock and the likely effect of business developments on the market price for the Company's Common Stock. Notwithstanding the approval of the 1-for-5 reverse stock split, the Board of Directors may, in its sole discretion, determine not to implement the 1-for-5 reverse stock split.

   AUTHORIZATION FOR THE BOARD OF DIRECTORS, IN ITS SOLE DISCRETION, TO AMEND THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-10 REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY'S STOCKHOLDERS

   On January 22, 2002, the Company's Board of Directors adopted resolutions,
(i) declaring the advisability of a reverse stock split, subject to stockholder approval, of either 1-for-5, 1-for-10 or 1-for-15, (ii) amending the Company's Certificate of Incorporation, to effect a reverse stock split, subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect a reverse stock split, without further approval or authorization of the Company's stockholders, at any time prior to the next Annual Meeting of stockholders. By written consent dated February 28, 2002, CMGI, the Company's majority stockholder, has authorized the Company's Board of Directors, in its sole discretion, to amend the Company's Certificate of Incorporation to effect either a 1-for-5, 1-for-10 or 1-for-15 reverse stock split of the issued and outstanding shares of the Company's Common Stock without further approval or authorization of the Company's stockholders. Accordingly, the Board of Directors may effect, in its sole discretion at any time prior to the next Annual Meeting, any one of the approved reverse stock splits based on its determination of which reverse stock split will result in the greatest marketability and liquidity of the Company's Common Stock.

   Any one of the three approved reverse stock splits could become effective on any date selected by the Board of Directors prior to the Company's next Annual Meeting of stockholders. The Board of Directors may only effect one of the three approved reverse stock splits. If the Board elects to effect one of the three reverse stock splits, at the effective time of the split, the two other approved proposals would be deemed abandoned, without any further effect. Moreover, the Board of Directors reserves the right to forego or postpone effecting a reverse stock split if such action is determined not to be in the best interests of the Company and its stockholders. If none of the approved reverse stock splits is implemented by the Board of Directors and effected by the next Annual Meeting of stockholders, all such proposals will be deemed abandoned, without any further effect. In such case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

   In the event the Company's Board of Directors implements one of the approved reverse stock splits prior to the next Annual Meeting of stockholders, it intends to effect the split with a ratio that will most closely approximate a fair market value of $4.00 per share of the Company's Common Stock, based on the closing bid price for the Company's Common Stock on the Nasdaq National Market. Contingent on implementation by the Board of Directors, upon filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, a reverse stock split will be effective.

Reasons for the Reverse Stock Split

   Please see the section titled "Reasons for the Reverse Stock Split" in the disclosure relating to the authorization for the 1-for-5 reverse stock split for a discussion of the reasons for a 1-for-10 reverse stock split.

Principal Effects of a 1-for-10 Reverse Stock Split

   If the Board of Directors elects to effect a 1-for-10 split prior to the next Annual Meeting of stockholders, then each share of the Company's Common Stock outstanding as of the record date chosen by the Board will, immediately and automatically be changed, as of the effective date of the reverse stock split, into one tenth (1/10) of a share of the Company's Common Stock. In addition, the number of shares of the Company's Common Stock subject to outstanding options, warrants and other convertible securities issued by the Company will be reduced by a factor of ten, and the exercise or conversion price thereof will be proportionately increased by a factor of ten. No fractional shares of the Company's Common Stock will be issued in connection with a reverse stock split. Holders of the Company's Common Stock who would otherwise receive a fractional share of the Company's Common Stock pursuant to a reverse stock split will receive cash in lieu of the fractional share as explained more fully below. The par value of the Company's Common Stock would remain unchanged at $.01 per share, and the number of authorized shares of the Company's Common Stock would remain unchanged.

   If the Board of Directors elects to effect a 1-for-10 split prior to the next Annual Meeting of stockholders, the Board of Directors will fix a record date for determination of shares subject to the split. As of the date of this Information Statement, the Board of Directors had not fixed a record date for a reverse stock split. As of February 28, 2002, there were 196,638,636 shares of the Company's Common Stock issued and outstanding. If additional shares of the Company's Common Stock are issued or redeemed, the actual number of shares issued and outstanding before and after a reverse stock split will increase or decrease accordingly.

   Because the reverse stock split will apply to all issued and outstanding shares of the Company's Common Stock and outstanding rights to purchase the Company's Common Stock or to convert other securities into the Company's Common Stock, a reverse stock split will not alter the relative rights and preferences of existing stockholders. Because the number of authorized shares of the Company's Common Stock would remain unchanged, the amendment will, however, effectively increase the number of shares of the Company's Common Stock available for future issuances by the Board of Directors.

   If the Board of Directors elects to effect a 1-for-10 split prior to the next Annual Meeting of stockholders, some stockholders may consequently own less than one hundred shares of the Company's Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following a reverse stock split may be required to pay higher transaction costs should they then determine to sell their shares of the Company's Common Stock.

   Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or By-Laws to dissent from the reverse stock split or to dissent from the payment of cash in lieu of issuing fractional shares.

Cash Payment in Lieu of Fractional Shares

   Please see the section titled "Cash Payment in Lieu of Fractional Shares" in the disclosure relating to the authorization for the 1-for-5 reverse stock split for a discussion of the treatment of fractional shares resulting from a 1-for-10 reverse stock split.

Federal Income Tax Consequences

   Please see the section titled "Federal Income Tax Consequences" in the disclosure relating to the authorization for the 1-for-5 reverse stock split for a discussion of the federal income tax consequences relating to a 1-for-10 reverse stock split.

Board Discretion to Implement the Reverse Stock Split

   The Board of Directors may, in its sole discretion, at any time prior to the next Annual Meeting of stockholders, authorize the 1-for-10 reverse stock split and file the amendment to the Company's Certificate of Incorporation attached to this Information Statement as Annex B with the Delaware Secretary of State. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for the Company's Common Stock and the likely effect of business developments on the market price for the Company's Common Stock. Notwithstanding the approval of the 1-for-10 reverse stock split, the Board of Directors may, in its sole discretion, determine not to implement the 1-for-10 reverse stock split.

   AUTHORIZATION FOR THE BOARD OF DIRECTORS, IN ITS SOLE DISCRETION, TO AMEND THE COMPANY'S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A 1-FOR-15 REVERSE STOCK SPLIT OF THE ISSUED AND OUTSTANDING SHARES OF THE COMPANY'S COMMON STOCK WITHOUT FURTHER APPROVAL OR AUTHORIZATION OF THE COMPANY'S STOCKHOLDERS

   On January 22, 2002, the Company's Board of Directors adopted resolutions,
(i) declaring the advisability of a reverse stock split, subject to stockholder approval, of either 1-for-5, 1-for-10 or 1-for-15, (ii) amending the Company's Certificate of Incorporation, to effect a reverse stock split, subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect a reverse stock split, without further approval or authorization of the Company's stockholders, at any time prior to the next Annual Meeting of stockholders. By written consent dated February 28, 2002, CMGI, the Company's majority stockholder, has authorized the Company's Board of Directors, in its sole discretion, to amend the Company's Certificate of Incorporation to effect either a 1-for-5, 1-for-10 or 1-for-15 reverse stock split of the issued and outstanding shares of the Company's Common Stock without further approval or authorization of the Company's stockholders. Accordingly, the Board of Directors may effect, in its sole discretion at any time prior to the next Annual Meeting, any one of the approved reverse stock splits based on its determination of which reverse stock split will result in the greatest marketability and liquidity of the Company's Common Stock.

   Any one of the three reverse stock splits could become effective on any date selected by the Board of Directors prior to the Company's next Annual Meeting of stockholders. The Board of Directors may only effect one of the three approved reverse stock splits. If the Board elects to effect one of the three reverse stock splits, at the effective time of the split, the two other approved proposals would be deemed abandoned, without any further effect. Moreover, the Board of Directors reserves the right to forego or postpone effecting a reverse stock split if such action is determined not to be in the best interests of the Company and its stockholders. If none of the approved reverse stock splits is implemented by the Board of Directors and effected by the next Annual Meeting of stockholders, all such proposals will be deemed abandoned, without any further effect. In such case, the Board of Directors may again seek stockholder approval at a future date for a reverse stock split if it deems a reverse stock split to be advisable at that time.

   In the event the Company's Board of Directors implements one of the approved reverse stock splits prior to the next Annual Meeting of stockholders, it intends to effect the split with a ratio that will most closely approximate a fair market value of $4.00 per share of the Company's Common Stock, based on the closing bid price for the Company's Common Stock on the Nasdaq National Market. Contingent on implementation by the Board of Directors, upon filing of an amendment to the Company's Certificate of Incorporation with the Delaware Secretary of State, a reverse stock split will be effective.

Reasons for the Reverse Stock Split

   Please see the section titled "Reasons for the Reverse Stock Split" in the disclosure relating to the authorization for the 1-for-5 reverse stock split for a discussion of the reasons for a 1-for-15 reverse stock split.

Principal Effects of a 1-for-15 Reverse Stock Split

   If the Board of Directors elects to effect a 1-for-15 split prior to the next Annual Meeting of stockholders, then each share of the Company's Common Stock outstanding as of the record date chosen by the Board will, immediately and automatically be changed, as of the effective date of the reverse stock split, into one fifteenth (1/15) of a share of the Company's Common Stock. In addition, the number of shares of the Company's Common Stock subject to outstanding options, warrants and other convertible securities issued by the Company will be reduced by a factor of fifteen, and the exercise or conversion price thereof will be proportionately increased by a factor of fifteen. No fractional shares of the Company's Common Stock will be issued in connection with a reverse stock split. Holders of the Company's Common Stock who would otherwise receive a fractional share of the Company's Common Stock pursuant to a reverse stock split will receive cash in lieu of the fractional share as explained more fully below. The par value of the Company's Common Stock would remain unchanged at $.01 per share, and the number of authorized shares of the Company's Common Stock would remain unchanged.

   If the Board of Directors elects to effect a 1-for-15 split prior to the next Annual Meeting of stockholders, the Board of Directors will fix a record date for determination of shares subject to the split. As of the date of this Information Statement, the Board of Directors had not fixed a record date for a reverse stock split. As of February 28, 2002, there were 196,638,636 shares of the Company's Common Stock issued and outstanding. If additional shares of the Company's Common Stock are issued or redeemed, the actual number of shares issued and outstanding before and after a reverse stock split will increase or decrease accordingly.

   Because the reverse stock split will apply to all issued and outstanding shares of the Company's Common Stock and outstanding rights to purchase the Company's Common Stock or to convert other securities into the Company's Common Stock, a reverse stock split will not alter the relative rights and preferences of existing stockholders. Because the number of authorized shares of the Company's Common Stock would remain unchanged, the amendment will, however, effectively increase the number of shares of the Company's Common Stock available for future issuances by the Board of Directors.

   If the Board of Directors elects to effect a 1-for-15 split prior to the next Annual Meeting of stockholders, some stockholders may consequently own less than one hundred shares of the Company's Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following a reverse stock split may be required to pay higher transaction costs should they then determine to sell their shares of the Company's Common Stock.

   Stockholders have no right under Delaware law or the Company's Certificate of Incorporation or By-Laws to dissent from the reverse stock split or to dissent from the payment of cash in lieu of issuing fractional shares.

Cash Payment in Lieu of Fractional Shares

   Please see the section titled "Cash Payment in Lieu of Fractional Shares" in the disclosure relating to the authorization for the 1-for-5 reverse stock split for a discussion of the treatment of fractional shares resulting from a 1-for-15 reverse stock split.

Federal Income Tax Consequences

   Please see the section titled "Federal Income Tax Consequences" in the disclosure relating to the authorization for the 1-for-5 reverse stock split for a discussion of the federal income tax consequences relating to a 1-for-15 reverse stock split.

Board Discretion to Implement the Reverse Stock Split

   The Board of Directors may, in its sole discretion, at any time prior to the next Annual Meeting of stockholders, authorize the 1-for-15 reverse stock split and file the amendment to the Company's Certificate of Incorporation attached to this Information Statement as Annex C with the Delaware Secretary of State. The determination by the Board of Directors will be based on a number of factors, including market conditions, existing and expected trading prices for the Company's Common Stock and the likely effect of business developments on the market price for the Company's Common Stock. Notwithstanding the approval of the 1-for-15 reverse stock split, the Board of Directors may, in its sole discretion, determine not to implement the 1-for-15 reverse stock split.

                   ADDITIONAL INFORMATION ABOUT THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock and CMGI common stock as of October 1, 2001 by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of its Common Stock, (ii) each of the directors and nominees for director of the Company, (iii) each of the Named Executive Officers (as defined below) and (iv) all current directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

                                                                       Percentage                    Percentage
                                                      Shares of        Ownership    Shares of CMGI   Ownership
                                                    Engage Common      of Engage     Common Stock     of CMGI
                                                  Stock Beneficially  Common Stock   Beneficially   Common Stock
Name and Address #                                     Owned(1)      Outstanding(2)    Owned(1)    Outstanding(3)
------------------                                ------------------ -------------- -------------- --------------
CMGI, Inc. (4)...................................    149,762,917          76.1%               --          --
 100 Brickstone Square
 Andover, MA 01810
Anthony G. Nuzzo (5).............................        885,060             *                 0          --
Paul L. Schaut...................................        515,295             *                 0          --
Daniel J. Jaye (6)...............................      1,078,462             *                 0          --
Michael K. Baker (7).............................        262,857             *                 0          --
Christopher M. Cuddy (8).........................          5,302             *            42,238          **
Thomas M. Rothfels...............................         74,335             *                 0          --
Dean A. Wiltse...................................          4,000             *             2,500          **
Andrew J. Zimmon (9).............................        194,984             *                 0          --
Edward A. Bennett (10)...........................         74,999             *                 0          --
George A. McMillan (11)..........................              0            --           125,200          **
Peter J. Rice....................................              0            --                 0          --
David S. Wetherell (12)..........................         46,000             *        38,126,154        10.7%
All current directors and executive officers as a
  group (7 persons) (13).........................        361,853             *        38,301,294        10.7%

--------
  # Addresses are given for beneficial owners of more than 5% of the Company's
    Common Stock only.
  * Percentage is less than 1% of the total number of outstanding shares of the Company's Common Stock.
 ** Percentage is less than 1% of the total number of outstanding shares of
    CMGI common stock.
(1) Beneficial ownership of the Company's Common Stock and CMGI common stock is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"), and includes shares for which the holder has sole or shared voting or investment power. Shares of the Company's Common Stock and CMGI common stock subject to options exercisable on or which become exercisable within 60 days after October 1, 2001 are deemed to be beneficially owned and outstanding by the person holding such options and are included for purposes of computing the percentage ownership of the person holding such options, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. The inclusion of any shares of the Company's Common Stock or CMGI common stock deemed beneficially owned does not constitute admission of beneficial ownership of those shares.
(2) Percentage ownership is based on 196,673,925 shares of the Company's Common Stock issued and outstanding on October 1, 2001, plus any shares of the Company's Common Stock subject to issuance upon exercise of options held by the person or entity in question that were exercisable on or within 60 days after October 1, 2001.
(3) Percentage ownership is based on 352,467,538 shares of CMGI common stock issued and outstanding on October 1, 2001, plus any shares of CMGI common stock subject to issuance upon exercise of options held by the person or entity in question that were exercisable on or within 60 days after October 1, 2001.

(4) Does not include shares of the Company's Common Stock that may be acquired pursuant to convertible notes issued by the Company to CMGI in October 2001. See "Certain Relationships and Related Transactions."
(5) Includes 875,000 shares of the Company's Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan that were exercisable on or within 60 days after October 1, 2001.
(6) Includes 267,707 shares of the Company's Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan that were exercisable on or within 60 days after October 1, 2001.
(7) Includes 260,830 shares of the Company's Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan and 2000 Equity Incentive Plan that were exercisable on or within 60 days after October 1, 2001.
(8) Includes 5,208 shares of the Company's Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan that were exercisable on or within 60 days after October 1, 2001 and 42,082 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1986 Stock Option Plan that were exercisable on or within 60 days after October 1, 2001.
(9) Includes 47,078 shares of the Company's Common Stock issuable upon exercise of outstanding stock options granted under the Company's 2000 Equity Incentive Plan that were exercisable on or within 60 days after October 1, 2001.
(10) Consists of 74,999 shares of the Company's Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1999 Stock Option Plan for Non-Employee Directors that were exercisable on or within 60 days after October 1, 2001.
(11) Includes 125,000 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1986 Stock Option Plan that were exercisable on or within 60 days after October 1, 2001.
(12) Includes 5,014,274 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1986 Stock Option Plan that were exercisable on or within 60 days after October 1, 2001. Also includes
     (i) 16,932,672 shares of CMGI common stock held by a limited liability company of which Mr. Wetherell owns a membership interest and which is managed by a limited liability company of which Mr. Wetherell is a manager and (ii) 388,244 shares of CMGI common stock held by Mr. Wetherell and his wife as trustees for the David S. Wetherell Charitable Trust, for a total of 17,320,916 shares of CMGI common stock with respect to which Mr. Wetherell disclaims beneficial ownership. Mr. Wetherell's address is c/o CMGI, Inc., 100 Brickstone Square, Andover, MA 01810.
(13) See footnotes 8, 9, 10, 11 and 12 above. Also includes 38,870 shares of the Company's Common Stock issuable upon exercise of outstanding stock options granted under the Company's 1995 Equity Incentive Plan that were exercisable on or within 60 days after October 1, 2001 and 7,649 shares of CMGI common stock issuable upon exercise of outstanding stock options granted under CMGI's 1986 Stock Option Plan that were exercisable on or within 60 days after October 1, 2001.

Certain Relationships and Related Transactions

   The Company was incorporated in July 1995 as a wholly owned subsidiary of CMGI. CMGI is currently a majority stockholder of the Company. Accordingly, CMGI has the power to elect the Company's entire Board of Directors and to approve or disapprove any corporate transactions or other matters submitted to the Company's stockholders for approval, including the approval of mergers or other significant corporate transactions.

   In April 2000, the Company acquired both Adsmart Corporation, an online advertising network and Flycast Communications Corporation, a leading provider of Internet direct response advertising solutions for total purchase consideration of approximately $3.24 billion. Prior to completion of the acquisitions, Adsmart was a majority-owned subsidiary of CMGI, and Flycast was a wholly-owned subsidiary of CMGI. Prior to the completion of the acquisitions, David S. Wetherell, a director of the Company and President, Chief Executive Officer and a director of CMGI, was a director of Adsmart and President of Flycast. In connection with the acquisition of Adsmart, the Company issued approximately 10,877,000 shares of its Common Stock (valued at $545.1 million), of which approximately 10,812,000 shares were issued to CMGI (valued at $541.8 million) for its 96% interest in the capital stock of Adsmart and 65,941 shares to the other holders of Adsmart capital stock. In connection with the acquisition of Flycast, the Company issued approximately 53,413,000 shares of its Common Stock to CMGI for CMGI's 100% interest in Flycast, valued at approximately $2.7 billion. Under the terms of this transaction, upon the exercise of options for CMGI common stock that were issued to the former Flycast employees as part of CMGI's acquisition of Flycast, CMGI is obligated to pay the Company the exercise price of the option. Additionally, in the event that former Flycast employees terminate their employment with the Company, any unvested options for CMGI common stock held by such employees are cancelled and CMGI is obligated to return to the Company that number of shares of the Company's Common Stock determined by multiplying the number of CMGI options cancelled by the transaction exchange ratio. Through July 31, 2001, CMGI had paid the Company approximately $8,392,000 upon the exercise of options for CMGI common stock by former Flycast employees and had returned, or was obligated to return, 4,875,952 shares of the Company's Common Stock to the Company.

   In November 2000, the Company entered into a sublease agreement with CMGI pursuant to which the Company agreed to sublease from CMGI approximately 103,000 square feet of space at its headquarters in 100 Brickstone Square, Andover, Massachusetts. The term of the sublease expires in October, 2007. The Company currently pays CMGI base rent of $13.75 per square foot and additional rent consisting of the Company's proportionate share of operating expenses. In addition, the Company has agreed to pay CMGI $2,067,720, amortized over the term of the sublease, for certain construction improvements made to the Company's space that were paid for by CMGI. In fiscal 2001, the Company accrued debt to CMGI of approximately $1,830,967 under this agreement.

   The Company and CMGI have also entered into a facilities and administrative support agreement under which CMGI provides various services to the Company, including tax and administrative, computer and information systems, telecommunications and utilities. The fees payable by the Company for the services are typically determined through an allocation of CMGI's costs based upon the proportion of the Company's employee headcount to the total headcount of CMGI and other CMGI-related companies located in the same facility or using the same services. In fiscal 2001, the Company incurred charges from CMGI of approximately $5,475,000 for services provided under the administrative support agreement.

   The Company and CMGI also entered into a tax allocation agreement to allocate responsibilities, liabilities and benefits relating to taxes. The Company is required to pay its share of income taxes shown as due on any consolidated, combined, or unitary tax returns filed by CMGI for tax periods ending on or before or including the date on which date the Company will no longer be a member of CMGI's group for federal, state, or local tax purposes, as the case may be. CMGI indemnifies the Company against liability for all taxes in respect of consolidated, combined, or unitary tax returns for such period. Accordingly, any predetermined tax liabilities for such periods will be the responsibility of CMGI, and any refunds or credits of taxes attributable to the Company or its subsidiaries in respect of consolidated, combined, or unitary tax returns for such periods will be for the account of CMGI. The Company is responsible for filing any separate tax returns for any taxable period and will be responsible for any tax liabilities (and entitled to any refunds or credits of taxes) in respect of such returns. The Company will indemnify CMGI against liability for such taxes.

   Neither CMGI nor the Company have any obligation to make any payment to the other party for the use of such other party's tax attributes such as net operating losses. However, if one party realizes a windfall tax benefit because of an adjustment to items on the other party's tax return, the party that realizes the windfall tax benefit will be required to pay to the other party the actual incremental tax savings it has realized. For example, if an expense deducted by CMGI for a period prior to the closing date were disallowed and required to be capitalized by the Company for a period after the closing date, thereby generating future depreciation deductions to the Company, the Company would be required to pay to CMGI any incremental tax savings as a result of such depreciation deductions when such tax savings are actually realized by the Company.

   Each of the Company and CMGI has control of any audit, appeal, litigation or settlement of any issue raised with respect to a tax return for which it has filing responsibility. Payments of claims under the agreement must be made within 30 days of the date that a written demand for the claim is delivered. Interest accrues on payments that are not made within 10 days of the final due date at the rate applicable to under payments of the applicable tax. Any dispute concerning the calculation or basis of determination of any payment provided under the tax allocation agreement will be resolved by a law firm or "big five" accounting firm selected and paid for jointly by the parties.

   The Company and CMGI have also entered into an investor rights agreement under which the Company granted CMGI registration rights and rights to purchase shares to maintain its majority ownership. Under this agreement, CMGI and its assignees have the right to demand, on up to seven occasions, that the Company register under the Securities Act of 1933, as amended, the sale of all or part of their shares of the Company's Common Stock. CMGI and its assignees are also entitled to include shares of the Company's Common Stock in a registered offering of securities by the Company for its own account, subject to the underwriters' right to reduce the number of included shares. The Company will pay all costs associated with such registration of shares pursuant to this agreement, other than underwriting discounts and commissions and various other expenses. Also under this agreement, until such time as CMGI, or any permitted transferee, owns less than a majority of voting power of the outstanding shares of capital stock of the Company, the Company will permit CMGI, or the transferee, to purchase a portion in any shares that it may in the future issue so that CMGI or the transferee may maintain its majority ownership position. Any such purchases will be at the same price as is paid by third parties for the shares. The right is transferable by CMGI to any party that acquires directly from CMGI shares of common stock representing at least a majority of the outstanding shares of Common Stock of the Company.

   In addition, the Company outsourced data center operations from a company in which CMGI has a significant ownership interest. Total cost of revenue related to outsourcing from related parties for fiscal 2001 was $8,876,000.

   The Company sells its products and services to customers affiliated with CMGI. In fiscal 2001, the Company's revenue from sales to these affiliated companies totaled approximately $3,689,000.

   In October 2001, CMGI agreed to loan the Company $8,000,000 in consideration for which the Company issued to CMGI a secured convertible demand note. This note bears interest at 7.5% and is convertible, at CMGI's election, into shares of the Company's Common Stock at a conversion price of $0.25 per share, subject to adjustment for certain dilutive stock issuances. Under the terms of the note, principal is payable upon demand, but no earlier than August 1, 2002, or earlier upon the occurrence of an event of default as defined in the note. Interest is compounded and payable quarterly in arrears in cash or, at CMGI's election, in shares of the Company's Common Stock on October 31, January 31, April 30 and July 31 of each year until the note is paid in full. Interest payments for the quarters ending October 31, 2001, January 31, 2002, April 30, 2002 and July 31, 2002 are deferred and become payable on August 1, 2002. The note is collateralized by substantially all of the Company's assets.

   In addition, in October 2001, the Company and CMGI agreed to structure any intercompany debt incurred by the Company to CMGI between October 1, 2001 and July 31, 2002 under a secured convertible promissory note bearing interest at 7.5%. This note was amended in February 2002. Under the terms of this note, principal is payable upon demand, but no earlier than August 1, 2002, or earlier upon the occurrence of an event of default as defined in the note. The intercompany debt incurred and the interest accrued each calendar month under the note is convertible, at CMGI's election, into the Company's Common Stock at a conversion price equal to the closing price of the Common Stock on the last trading day of such calendar month. Interest is compounded monthly and payable quarterly in arrears in cash or, at CMGI's election, in shares of the Company's Common Stock on October 31, January 31, April 30 and July 31 of each year until the note is paid in full. Interest payments for the quarters ending October 31, 2001, January 31, 2002, April 30, 2002 and July 31, 2002 are deferred and become payable on August 1, 2002. The note is collateralized by substantially all of the Company's assets.

   In September 2001, we also restructured our outstanding amounts payable to CMGI into a secured promissory note payable in the amount of $42.7 million bearing interest at 7.5%. Under the terms of the note payable, principal is payable upon demand, but no earlier than August 1, 2002, or earlier upon the occurrence of an event of default as defined in the note. Interest is compounded and payable quarterly in arrears in cash on October 31, January 31, April 30 and July 31 of each year until the note is paid in full. Interest payments for the quarters ending October 31, 2001, January 31, 2002, April 30, 2002 and July 31, 2002 are deferred and become payable on August 1, 2002. The note is collateralized by substantially all of our assets.

   Mr. Wetherell, the Company's Chairman of the Board, served as Chairman of the Board, Chief Executive Officer, President and Secretary of CMGI from July 1995 through March 1, 2002, and currently continues to serve a Chairman of the Board of CMGI. Mr. McMillan, a director of the Company, served as Chief Financial Officer and Treasurer of CMGI from July 2001 through March 4, 2002. On March 1, 2002, Mr. McMillan was appointed Chief Executive Officer of CMGI and was elected to CMGI's board of directors.

Additional Available Information About the Company

   The Company is subject to the informational requirements of the Exchange Act, and accordingly files annual and quarterly reports and other information with the SEC relating to its business, financial statements and other matters. Reports and information filed pursuant to the informational requirements of the Exchange Act and other information filed with the SEC can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street NW, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of the Company's filings may also be obtained electronically by visiting the SEC's web site on the Internet at http://www.sec.gov.

                                          By Order of the Board of Directors,

                                          /s/ Daniel M. Carroll
                                          Daniel M. Carroll,
                                          Secretary

March 16, 2002

                                    ANNEXES

    Annex A: Certificate of Amendment of Second Amended and Restated
           Certificate of Incorporation (1-for-5 Reverse Stock Split)

    Annex B: Certificate of Amendment of Second Amended and Restated
           Certificate of Incorporation (1-for-10 Reverse Stock Split)

    Annex C: Certificate of Amendment of Second Amended and Restated
           Certificate of Incorporation (1-for-15 Reverse Stock Split)

                                                                        Annex A

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                                 ENGAGE, INC.

   It is hereby certified that:

      1. The name of the corporation (hereinafter called the "Corporation") is Engage, Inc.

      2. The Certificate of Incorporation of the Corporation filed on July 18, 1995, restated on July 19, 1999 and amended on April 28, 2000 to, among other things, change the name of the Corporation from Engage Technologies, Inc. to Engage, Inc., is hereby further amended by deleting Article FOURTH thereof in its entirety and by substituting in lieu of said Article FOURTH the following:

          "FOURTH: That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Restated Certificate of Incorporation (the "Effective Date"), each 5 issued and outstanding shares of Common Stock shall be combined, reclassified and changed into 1 share of Common Stock of the Corporation; provided, however, in lieu of any fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to such fractional share multiplied by the then fair market value of the Common Stock as determined by the Board of Directors of the Corporation.

          The total number of shares of all classes of stock which the Corporation shall have authority to issue is 355,000,000 shares, consisting of (i) 350,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock")."

      3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, on January 22, 2002 the Board of Directors of the Corporation adopted at a meeting a resolution setting forth the foregoing amendment and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval.

      4. The stockholders of the Corporation duly approved the foregoing amendment in accordance with Section 228 of the General Corporation Law of the State of Delaware.

Signed this        day of       , 200      .

                                          By:
                                            ___________________________________
                                            Name:
                                            Title:

                                                                        Annex B

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                                 ENGAGE, INC.

   It is hereby certified that:

      1. The name of the corporation (hereinafter called the "Corporation") is Engage, Inc.

      2. The Certificate of Incorporation of the Corporation filed on July 18, 1995, restated on July 19, 1999 and amended on April 28, 2000 to, among other things, change the name of the Corporation from Engage Technologies, Inc. to Engage, Inc., is hereby further amended by deleting Article FOURTH thereof in its entirety and by substituting in lieu of said Article FOURTH the following:

          "FOURTH: That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Restated Certificate of Incorporation (the "Effective Date"), each 10 issued and outstanding shares of Common Stock shall be combined, reclassified and changed into 1 share of Common Stock of the Corporation; provided, however, in lieu of any fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to such fractional share multiplied by the then fair market value of the Common Stock as determined by the Board of Directors of the Corporation.

          The total number of shares of all classes of stock which the Corporation shall have authority to issue is 355,000,000 shares, consisting of (i) 350,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock")."

      3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, on January 22, 2002 the Board of Directors of the Corporation adopted at a meeting a resolution setting forth the foregoing amendment and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval.

      4. The stockholders of the Corporation duly approved the foregoing amendment in accordance with Section 228 of the General Corporation Law of the State of Delaware.

Signed this        day of       , 200      .

                                          By:
                                            ___________________________________
                                            Name:
                                            Title:

                                                                        Annex C

                           CERTIFICATE OF AMENDMENT
                                      OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                      OF
                                 ENGAGE, INC.

   It is hereby certified that:

      1. The name of the corporation (hereinafter called the "Corporation") is Engage, Inc.

      2. The Certificate of Incorporation of the Corporation filed on July 18, 1995, restated on July 19, 1999 and amended on April 28, 2000 to, among other things, change the name of the Corporation from Engage Technologies, Inc. to Engage, Inc., is hereby further amended by deleting Article FOURTH thereof in its entirety and by substituting in lieu of said Article FOURTH the following:

          "FOURTH: That, effective at 5:00 p.m., eastern time, on the filing date of this Certificate of Amendment of Restated Certificate of Incorporation (the "Effective Date"), each 15 issued and outstanding shares of Common Stock shall be combined, reclassified and changed into 1 share of Common Stock of the Corporation; provided, however, in lieu of any fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of capital stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to such fractional share multiplied by the then fair market value of the Common Stock as determined by the Board of Directors of the Corporation.

          The total number of shares of all classes of stock which the Corporation shall have authority to issue is 355,000,000 shares, consisting of (i) 350,000,000 shares of Common Stock, par value $.01 per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock")."

      3. Pursuant to Section 242 of the General Corporation Law of the State of Delaware, on January 22, 2002 the Board of Directors of the Corporation adopted at a meeting a resolution setting forth the foregoing amendment and declaring said amendment to be advisable and directing that it be submitted to and considered by the stockholders of the Corporation for approval.

      4. The stockholders of the Corporation duly approved the foregoing amendment in accordance with Section 228 of the General Corporation Law of the State of Delaware.

Signed this        day of       , 200      .

                                          By:
                                            ___________________________________
                                            Name:
                                            Title:


                                      C-1